Supplement to
Fidelity's Arizona
Municipal Funds
October 30, 2013
Prospectus

Effective January 18, 2014, if you hold your shares in a Fidelity mutual fund account and your dividend and/or redemption check(s) remains uncashed for six months, the check(s) may be invested in additional shares at the NAV next calculated on the day of the investment.

AZI-SPZ-14-01  January 17, 2014
1.713591.129